UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2010 (August 4, 2010)

ML Macadamia Orchards, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26-238 Hawaii Belt Road, Hilo, Hawaii	96720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 808-969-8057

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 11, 2010, the Partnership filed a Current Report on Form 8-K (the “Initial Report”) reporting its acquisition from IASCO, of certain real property and assets used in connection with the macadamia nut farming operations on such property.  The Partnership indicated in the Initial Report that it would file certain financial information by amendment, as permitted under Item 9.01 of Form 8-K.  On October 19, 2010, the Partnership filed the amendment (“Amendment No. 1”) to the Initial Report for the purpose of including the Audited Carve-Out Financial Statements for the Macadamia Nut Division of IASCO (the “Division”) as at and for the twelve months ended December 31, 2009 and the Unaudited Carve-Out Financial Statements of the Macadamia Nut Division of IASCO for the six month periods ended June 30, 2010 and June 30, 2009.  Amendment No. 1 also included certain unaudited pro forma financial information for the year ended December 31, 2009 and six months ended June 30, 2010. As of the date of the filing of Amendment No. 1, the Partnership had not received the 2008 Financial Statements from IASCO and therefore was not able to include such in Amendment No. 1. Audited financial statements for the Division were not ordinarily prepared by IASCO and the Partnership could not make the determination whether 2008 Financial Statements would be needed until it had received and assessed the 2009 Financial Statements which were delivered to it by IASCO shortly prior to the October 19, 2010 filing.  The other tests under Rule 8-04(b)(1) and (2) did not require the filing of the 2008 Financial Statements. The purpose of this Amendment No. 2 on Form 8-K/A is to provide the Audited Carve-Out Financial Statements for the Macadamia Nut Division of IASCO as at and for the twelve months ended December 31, 2008 (the “2008 Financial Statements”).

For convenience of reference, Item 9.01 of Amendment No. 1 on Form 8-K/A is amended and restated in its entirety herein below and Exhibit 99.4 containing the 2008 Financial Statements is filed herewith.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

The audited carve-out financial statements of the Macadamia Nut Division of IASCO as at and for the twelve months ended December 31, 2009, and the unaudited carve-out financial statements of the Division for the six months ended June 30, 2010 and June 30, 2009 are filed as exhibits 99.1 and 99.2, respectively, to Amendment No. 1 on Form 8-K/A filed on October 19, 2010 and are incorporated herein by this reference.

The audited carve-out financial statements of the Macadamia Nut Division of IASCO as at and for the twelve months ended December 31, 2008 are filed as exhibit 99.4 to this current report on Form 8-K/A and are incorporated herein by this reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statements of income for the year ended December 31, 2009, and for the six months ended June 30, 2010 and the unaudited pro forma condensed combined balance sheet as of June 30, 2010 of ML Macadamia Orchards, L. P. and the Division are filed as Exhibit 99.3 to Amendment No. 1 on Form 8-K/A filed on October 19, 2010 and are incorporated herein by this reference.

(d) Exhibits

Exhibit	Description

99.1 *	Audited Carve-Out Financial Statements of the Macadamia Nut Division of IASCO as at and for the twelve months ended December 31, 2009

99.2 *	Unaudited Carve-Out Financial Statements of the Macadamia Nut Division of IASCO for the six month periods ended June 30, 2010 and June 30, 2009

99.3 *

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2010 and Unaudited Pro Forma Condensed Combined Income Statements for the Six Months Ended June 30, 2010 and for the Year Ended December 31, 2009

99.4	Audited Carve-Out Financial Statements of the Macadamia Nut Division of IASCO as at and for the twelve months ended December 31, 2008

* Previously filed on Form 8-K/A filed October 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML Macadamia Orchards, L.P.
(Registrant)

Date: December 30, 2010
	By:	ML Resources, Inc.
Managing General Partner

	By:	/s/ Dennis J. Simonis
Dennis J. Simonis
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1 *	Audited Carve-Out Financial Statements of the Macadamia Nut Division of IASCO as at and for the twelve months ended December 31, 2009

99.2 *	Unaudited Carve-Out Financial Statements of the Macadamia Nut Division of IASCO for the six month periods ended June 30, 2010 and June 30, 2009

99.3 *

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2010 and Unaudited Pro Forma Condensed Combined Income Statements for the Six Months Ended June 30, 2010 and for the Year Ended December 31, 2009

99.4	Audited Carve-Out Financial Statements of the Macadamia Nut Division of IASCO for the twelve months ended December 31, 2008

* Previously filed on Form 8-K/A filed October 19, 2010